Exhibit 10.2
Execution Version
SECOND AMENDMENT TO
FIFTH AMENDED and RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIFTH AMENDED and RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 14, 2020, by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto (collectively, “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Fifth Amended and Restated Credit Agreement dated as of July 25, 2019 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of June 9, 2020, that certain Conditional Consent Letter dated as of August 14, 2020 and as further amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement);

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Effective as of the date hereof (the “Second Amendment Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that Section 10.15(a) of the Credit Agreement is hereby restated in its entirety as follows:

“(a) Make any Restricted Payment other than, so long as no Event of Default specified in Section 11.1.(a), 11.1.(b), Section 11.1.(f) or Section 11.1.(g) exists and the Obligations have not been accelerated pursuant to Section 11.2.(a) as a result of the occurrence of any other Event of Default, (i) the Borrower may declare and make cash distributions to the Parent and other holders of partnership interests in the Borrower, and the Parent may declare and make cash distributions to its shareholders, each, in an aggregate amount not to exceed up to 100% of the taxable income of the Parent and (ii) the Borrower may declare and make Preferred Dividends to the Parent and other holders of partnership interests in the Borrower, and the Parent may declare and make Preferred Dividends to its shareholders, in an aggregate amount not to exceed $17,500,000 per fiscal year.

Section 2. Conditions Precedent. The effectiveness of this Amendment, is subject to the satisfaction or waiver of the following conditions precedent:

(a) Execution of Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, Parent, the Requisite Lenders and the Administrative Agent.

(b) Guarantor Reaffirmation. Receipt by the Administrative Agent of a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor.

(c) Fees. Receipt by the Administrative Agent and the Lenders of all fees and expenses, if any, then owing by the Borrower to the Lenders and the Administrative Agent.

(d) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform this Amendment, and the Credit Agreement, as amended by this Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers, agents and/or signatories of the Borrower and the Parent and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery of this Amendment and the performance of this Amendment and the Credit Agreement, as amended by this Amendment in accordance with their respective terms and the borrowings do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

(d) Existing Representations and Warranties. The representations and warranties made or deemed made by the Borrower or any other Loan Party in the Credit Agreement or any other Loan Document to which such Loan Party is a party or which are contained in any certificate furnished in connection therewith are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement; provided that, for purposes of making the representation in the first sentence of Section 7.1(l) of the Credit Agreement, any event or circumstance resulting from the COVID-19 pandemic as described in the 10-Q publicly filed by the Parent on May 11, 2020 or as otherwise disclosed to the Administrative Agent and the Lenders in writing prior to the Second Amendment Date, shall be excluded.

Section 4. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 5. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document.

Section 9. Release. In consideration of the amendments and agreements contained herein, each Loan Party hereby waives and releases the Administrative Agent, each Lender, the Swingline Lender and the Issuing Banks from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby to the extent any such claims and defenses have arisen on or prior to the date hereof.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 11. Loan Documents. This Amendment and the executed Guarantor Acknowledgement substantially in the form attached hereto as Exhibit A shall be deemed to be “Loan Documents” for all purposes under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Fifth Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP

By: DiamondRock Hospitality Company, its sole General Partner

By: /s/ Jeff Donnelly
Name: Jeff Donnelly
Title: Executive Vice President and Chief Financial Officer

PARENT:

DIAMONDROCK HOSPITALITY COMPANY

By: /s/ Jeff Donnelly
Name: Jeff Donnelly
Title: Executive Vice President and Chief Financial Officer

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THE ADMINISTRATIVE AGENT AND THE LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ Mark F. Monahan
Name:Mark F. Monahan
Title: Senior Vie President

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Senior Vice President

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CITIBANK, N.A., as a Lender

By: /s/ Christopher J. Albano
Name: Christopher J. Albano
Title: Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Timothy J. Tillman
Name: Timothy J. Tillman
Title: Senior Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jim Komperda
Name: Jim Komperda
Title: Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Wayne Robertson
Name: Wayne Robertson
Title: Senior Vice President

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REGIONS BANK, as a Lender

By: /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

T.D. BANK, N.A., as a Lender

By: /s/ Jay P. Arvai
Name: Jay P. Arvai
Title: Senior Vice President, Regional Director, CRE Lending

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

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BARCLAYS BANK PLC, as a Lender

By: /s/ Jake Lame
Name: Jake Lame
Title: Assistant Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

By: /s/ Yvonne Tilden
Name: Yvonne Tilden
Title: Managing Director

TRUIST BANK, as a Lender

By: /s/ Karen Cadiente
Name: Karen Cadiente
Title: Assistant Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of August 14, 2020 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, DiamondRock Hospitality Limited Partnership (the “Borrower”), DiamondRock Hospitality Company (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Fifth Amended and Restated Credit Agreement dated as of July 25, 2019 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of June 9, 2020, that certain Conditional Consent Letter dated as of August 14, 2020 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Amended and Restated Guaranty dated as of July 25, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain of the Lenders are to enter into the Second Amendment to Fifth Amended and Restated Credit Agreement dated as of the date hereof (the “Second Amendment”), to amend the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Second Amendment, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

DIAMONDROCK HOSPITALITY COMPANY
By: /s/ Jeff Donnelly
Name: Jeff Donnelly
Title: Executive Vice President and Chief Financial Officer

BLOODSTONE TRS, INC.
By: /s/ Jeff Donnelly
Name: Jeff Donnelly
Title: President and Chief Executive Officer

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DiamondRock Alpharetta Owner, LLC
DiamondRock Alpharetta Tenant, LLC DIAMONDROCK BETHESDA GENERAL, LLC, general partner of DiamondRock Bethesda Owner Limited Partnership
DiamondRock Bethesda General, LLC,
general partner of DiamondRock Bethesda Owner Limited Partnership
DiamondRock Bethesda Tenant, LLC
DiamondRock Boston Broad Street Owner, LLC
DiamondRock Boston Broad Street Tenant, LLC
DiamondRock Burlington Owner, LLC
DiamondRock Burlington Tenant, LLC
DiamondRock Charleston Owner, LLC
DiamondRock Charleston Tenant, LLC
DiamondRock Chicago Conrad Owner, LLC
DiamondRock Chicago Conrad Tenant, LLC
DiamondRock Chicago Owner, LLC
DiamondRock Chicago Tenant, LLC
DiamondRock Denver Downtown Owner, LLC
DiamondRock Denver Downtown Tenant, LLC
DiamondRock FL Owner, LLC
DiamondRock FL Tenant, LLC
DiamondRock HB Owner, LLC
DiamondRock HB Tenant, LLC
DiamondRock Key West North Owner, LLC
DiamondRock Key West North Tenant, LLC
DiamondRock KW South Owner, LLC
DiamondRock KW South Tenant, LLC
DiamondRock SF Sutter Street Owner, LLC
DiamondRock SF Sutter Street Tenant, LLC
DiamondRock Tahoe Owner, LLC
DiamondRock Tahoe Tenant, LLC
DiamondRock Times Square Owner, LLC
DiamondRock Times Square Tenant, LLC
DiamondRock Vail Owner, LLC
DiamondRock Vail Tenant, LLC
DiamondRock AZ LA Owner, LLC
DiamondRock AZ LA Tenant,, LLC
DiamondRock AZ OR Owner, LLC
DiamondRock AZ OR Tenant, LLC
CPFB Holdings, LLC
CPFB Owner, LLC
CPFB Tenant, LLC

By: /s/ Jeff Donnelly
Name: Jeff Donnelly
Title: Director

DiamondRock Bethesda Owner Limited Partnership

By: DiamondRock Bethesda General, LLC, its general partner

By: /s/ Jeff Donnelly
Name: Jeff Donnelly
Title: Director